Earnings per share	12 Months Ended
Dec. 31, 2024
Forekast limited [member]
IfrsStatementLineItems [Line Items]
Earnings per share

23. Earnings per share

Basic earnings per share (“EPS”) is calculated by dividing the net profit attributable to equity holders of the Group by the weighted average number of ordinary shares outstanding during the financial year.

For the purpose of the combined and consolidated financial statements, the number of ordinary shares for the financial years ended December 31, 2024 and 2023 respectively represents the weighted average aggregate ordinary shares issued of the Group.

	2024	2023

Earnings used in the calculation of basic and diluted EPS (USD)	539,214	886,588

Number of ordinary shares for the purpose of basic and diluted EPS	10,000	10,000

Basic and diluted EPS (USD)	53.92	88.66

The basic and diluted EPS are equal as the Group has no potential dilutive ordinary shares as at the end of each financial year.